UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CVR Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE

        This Amendment No. 1 (this "Amendment") amends the Definitive Proxy Statement and Proxy Card of CVR Energy, Inc. ("CVR Energy," the "Company," "we," "us" or "our") filed with the Securities and Exchange Commission on April 27, 2018 (the "Original Proxy Statement"). The Original Proxy Statement was filed in connection with the Company's 2018 Annual Meeting of Stockholders, which is scheduled to be held on June 13, 2018 (the "Annual Meeting").

        This Amendment is being filed to add the following new proposals for consideration at the Annual Meeting: (i) Proposal 4 asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to allow stockholders to act by less than unanimous written consent (the "written consent proposal"); and (ii) Proposal 5 asking our stockholders to approve, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of up to 23,537,209 shares of CVR Energy common stock in connection with CVR Energy's offer to exchange (the "Exchange Offer") up to 37,154,236 common units of CVR Refining, LP, not otherwise directly or indirectly owned by CVR Energy or its affiliates, for shares of CVR Energy common stock at an exchange ratio of one common unit for 0.6335 shares of CVR Energy common stock (the "share issuance proposal"). Stockholder approval of Proposal 5 is one of the conditions to our obligation to consummate the Exchange Offer.

        The changes to the Original Proxy Statement as reflected in this Amendment reflect such updates and other related and conforming changes relating to the addition of the written consent proposal as new Proposal 4 and the share issuance proposal as new Proposal 5. No attempt has been made in this Amendment to otherwise modify or update disclosures presented in the Original Proxy Statement. This Amendment does not otherwise reflect events occurring after the filing of the Original Proxy Statement or modify or update disclosures affected by subsequent events.

June 8, 2018

To the Stockholders of CVR Energy, Inc.:

        The Board of Directors of CVR Energy, Inc. ("CVR Energy," the "Company," "we," "us" or "our"), has determined to recommend two additional proposals for approval by stockholders at the Company's 2018 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 13, 2018 at 10:00 a.m. (Central Time) at 2245 Texas Drive, Suite 300, Sugar Land, Texas 77479.

        The two additional proposals to be presented at the Annual Meeting are: (i) Proposal 4 asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to allow stockholders to act by less than unanimous written consent; and (ii) Proposal 5 asking our stockholders to approve, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of up to 23,537,209 shares of CVR Energy common stock in connection with CVR Energy's offer to exchange (the "Exchange Offer") up to 37,154,236 common units of CVR Refining, LP, not otherwise directly or indirectly owned by CVR Energy or its affiliates, for shares of CVR Energy common stock at an exchange ratio of one common unit for 0.6335 shares of CVR Energy common stock. Stockholder approval of Proposal 5 is one of the conditions to our obligation to consummate the Exchange Offer.

        Because these proposals were not described in our Proxy Statement, dated April 27, 2018, we are providing additional information in the enclosed Supplement to the Proxy Statement and an amended proxy card or voting instruction card to allow our stockholders to vote on these additional proposals. An Amended Notice of Annual Meeting is being delivered with the Supplement.

        In order to vote on the new proposals, you can vote by telephone by following the instructions on the enclosed revised proxy card. Alternatively, you may complete, sign, date and return the enclosed revised proxy card at your earliest convenience. If you hold your shares through a broker, bank or other nominee, please complete and return the voting instruction form that you receive from them or follow the telephone voting instructions provided on the form. We request that you vote on all of the proposals presented when voting. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted by you.

        Your vote is important. Please read the Proxy Statement that was previously made available to you and the enclosed Supplement to the Proxy Statement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting.

Sincerely yours,

David L. Lamp President and Chief Executive Officer

CVR ENERGY, INC.
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(281) 207-3200
www.cvrenergy.com

AMENDED NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

        The 2018 Annual Meeting (the "Annual Meeting") of Stockholders of CVR Energy, Inc. ("CVR Energy," the "Company," "we," "us" or "our") will be held on June 13, 2018 at 10:00 a.m. (Central Time), at 2245 Texas Drive, Suite 300, Sugar Land, Texas 77479, to consider and vote upon the following matters:

          1.     Election of seven directors, each to serve a one-year term expiring upon the 2019 Annual Meeting of Stockholders or until his successor has been duly elected and qualified;

          2.     A proposal to ratify the Audit Committee's selection of Grant Thornton LLP as CVR Energy's independent registered public accounting firm for the fiscal year ending December 31, 2018;

          3.     A non-binding proposal to approve, on an advisory basis, the compensation of CVR Energy's named executive officers ("Say-on-Pay");

          4.     A proposal to approve an amendment to the Amended and Restated Certificate of Incorporation (the "Charter") to allow stockholders to act by less than unanimous written consent;

          5.     A proposal to approve, for purposes of Section 312.03 of the New York Stock Exchange ("NYSE") Listed Company Manual, the issuance of up to 23,537,209 shares of CVR Energy common stock in connection with CVR Energy's offer to exchange up to 37,154,236 common units of CVR Refining, LP, not otherwise directly or indirectly owned by CVR Energy or its affiliates, for shares of CVR Energy common stock at an exchange ratio of one common unit for 0.6335 shares of CVR Energy common stock; and

          6.     Transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record as of the close of business on April 17, 2018 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        We previously mailed the Notice of Internet Availability of Proxy Materials relating to the Annual Meeting to stockholders beginning on April 27, 2018. The Supplement to Proxy Statement and this Amended Notice of Meeting are being mailed to stockholders on June 8, 2018.

        You can vote your proxy by telephone by following the instructions on the enclosed proxy card. Alternatively, you may complete, sign, date and return the enclosed proxy card at your earliest convenience. If you hold your shares through a broker, bank or other nominee, please complete and return the voting instruction form that you receive from them or follow the telephone voting instructions provided on the form. If you attend the meeting in person, you may revoke your proxy, if you wish, and vote personally.

        YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT PREVIOUSLY MADE AVAILABLE AND THE ENCLOSED SUPPLEMENT TO PROXY STATEMENT AND VOTE EITHER (I) BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED PROXY CARD OR (II) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE, PLEASE COMPLETE AND RETURN THE VOTING INSTRUCTION FORM THAT YOU RECEIVE FROM THEM OR FOLLOW THE TELEPHONE VOTING INSTRUCTIONS PROVIDED ON THE FORM.

        IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

        The Amended Notice of Annual Meeting, the Proxy Statement, the Supplement to Proxy Statement and the CVR Energy 2017 Annual Report (our "Annual Report"), which includes our Annual Report on Form 10-K for the year ended December 31, 2017 and financial statements, are available at http://annualreport.cvrenergy.com.

By Order of the Board of Directors,

John R. Walter Executive Vice President, General Counsel and Secretary

Sugar Land, Texas
June 8, 2018

If you vote by telephone, you do not need to return your proxy card.

SUPPLEMENT TO
PROXY STATEMENT FOR CVR ENERGY, INC.
2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 13, 2018

        This Supplement to the Proxy Statement (this "Supplement") supplements and amends the proxy statement, dated April 27, 2018 (the "Proxy Statement"), previously made available to stockholders of CVR Energy, Inc. ("CVR Energy," the "Company," "we," "us" or "our") in connection with the solicitation of proxies for use at the Company's 2018 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 13, 2018 at 10:00 a.m. (Central Time), at 2245 Texas Drive, Suite 300, Sugar Land, Texas 77479, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Amended Notice of Annual Meeting.

        Beginning on April 27, 2018, a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access online the Proxy Statement, the accompanying proxy card and related materials was mailed to holders of record of common stock of the Company at the close of business on April 17, 2018. The CVR Energy 2017 Annual Report (our "Annual Report"), which includes our Annual Report on Form 10-K for the year ended December 31, 2017 and financial statements, is included in the materials that are accessible online.

        This Supplement is being furnished to provide information related to two additional proposals, Proposals 4 and 5, that the Board of Directors has recommended for stockholder approval at the Annual Meeting.

        The revised proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you with the Proxy Statement, in that the revised proxy card or voting instruction form includes Proposals 4 and 5. You may vote on all five proposals by submitting the revised proxy card or voting instruction form enclosed with this Supplement or submitting a proxy by telephone by following the procedures on your revised proxy card or voting instruction form. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be voted on the newly added Proposals 4 and 5.

        Except for the addition of Proposals 4 and 5 and related changes, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the Proxy Statement.

        THIS SUPPLEMENT DOES NOT PROVIDE ALL OF THE INFORMATION THAT IS IMPORTANT TO YOUR DECISIONS IN VOTING AT THE ANNUAL MEETING. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH CONTAINS IMPORTANT ADDITIONAL INFORMATION.

        This Supplement is being filed with the Securities and Exchange Commission and being mailed to stockholders on or about June 8, 2018.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, VOTING
AND NEW PROPOSALS 4 AND 5

Why did I receive this Supplement?

        After the mailing to stockholders of the Notice relating to the Annual Meeting starting on April 27, 2018, the Board of Directors determined to recommend two additional proposals for approval by stockholders at the Annual Meeting.

        The two additional proposals to be presented at the Annual Meeting are: (i) Proposal 4 asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to allow stockholders to act by less than unanimous written consent; and (ii) Proposal 5 asking our stockholders to approve, for purposes of Section 312.03 of the New York Stock Exchange ("NYSE") Listed Company Manual, the issuance of up to 23,537,209 shares of CVR Energy common stock in connection with CVR Energy's offer to exchange up to 37,154,236 common units of CVR Refining, LP, not otherwise directly or indirectly owned by CVR Energy or its affiliates, for shares of CVR Energy common stock at an exchange ratio of one common unit for 0.6335 shares of CVR Energy common stock.

What matters will be voted on at the Annual Meeting?

        There are five matters scheduled to be voted on at the Annual Meeting:

  •
  the election of seven directors;

  •
  a proposal to ratify the selection by the Audit Committee of Grant Thornton LLP ("Grant Thornton") as CVR Energy's independent registered public accounting firm for 2018, which we refer to as the "auditor ratification proposal";

  •
  a non-binding proposal to approve, on an advisory basis, the compensation of CVR Energy's named executive officers ("Say-on-Pay"), which we refer to as the "Say-on-Pay proposal";

  •
  a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the "Charter") to allow stockholders to act by less than unanimous written consent, which we refer to as the "written consent proposal"; and

  •
  a proposal to approve, for purposes of Section 312.03 of the NYSE Listed Company Manual, the issuance of up to 23,537,209 shares of CVR Energy common stock in connection with CVR Energy's offer to exchange up to 37,154,236 common units of CVR Refining, LP, not otherwise directly or indirectly owned by CVR Energy or its affiliates, for shares of CVR Energy common stock at an exchange ratio of one common unit for 0.6335 shares of CVR Energy common stock, which we refer to as the "share issuance proposal".

What is our Board's voting recommendation?

        Our Board recommends that you vote your shares:

  •
  "FOR" the election of each of the Board's seven director nominees;

  •
  "FOR" the auditor ratification proposal;

  •
  "FOR" the Say-on-Pay proposal;

  •
  "FOR" the written consent proposal; and

  •
  "FOR" the share issuance proposal.

Who is entitled to vote at the Annual Meeting?

        Holders of CVR Energy common stock at the close of business on April 17, 2018 (the "Record Date") are entitled to receive the Notice and the Supplement and to vote their shares at the Annual Meeting. On that date, there were 86,831,050 shares of CVR Energy common stock outstanding. CVR Energy common stock is our only class of voting stock issued and outstanding.

How many votes do I have?

        You will have one vote for every share of CVR Energy common stock that you owned at the close of business on the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If your shares are registered directly in your name with CVR Energy's transfer agent, American Stock Transfer & Trust Company, you are considered the "stockholder of record" with respect to those shares. The Notice and the Supplement has been sent directly to you.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" with respect to those shares. These shares are sometimes referred to as being held "in street name." The Amended Notice of Annual Meeting and this Supplement have been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction form included in the mailing or by following the instructions on the form for voting by telephone.

How do I vote in accordance with the Board's recommendations?

        You may vote using any of the following methods:

  By telephone

        Telephone voting has been provided for your convenience. Simply follow the instructions on the enclosed revised proxy card. If you are a beneficial owner of shares, follow the instructions provided by your broker, bank or other nominee.

  By mail

        Be sure to complete, sign and date the enclosed revised proxy card and return it in accordance with the instructions included in our proxy materials. If you are a beneficial owner of shares, follow the instructions provided by your broker, bank or other nominee. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by our Board.

        Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the enclosed proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

  In person at the Annual Meeting

        All stockholders may vote in person by ballot at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares but not the record holder, you must obtain a legal proxy from your broker, bank or other nominee and present that legal proxy to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

What should I do if I have already voted?

        In order to vote on Proposals 4 and 5, you must sign and return the revised proxy card enclosed with this Supplement, vote by telephone as described above or attend the Annual Meeting and vote in person. If you have already completed and returned the original proxy card previously sent to you and you also complete and return the enclosed revised proxy card or vote by telephone or at the Annual Meeting as described above, your vote on your original proxy card will be revoked. This means that, in order to vote with respect to all five proposals, you must vote again on Proposals 1, 2 and 3 in addition to voting on Proposals 4 and 5.

        If you have already completed and returned the original proxy card and you do not complete and return a signed revised proxy card or vote by telephone or at the Annual Meeting, your vote on Proposals 1, 2 and 3 as indicated on the original proxy card will be voted at the Annual Meeting, but you will not have a recorded vote with respect to Proposals 4 and 5. If you have already voted by telephone, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted by telephone and do not vote again, your vote on Proposals 1, 2 and 3 will be recorded but you will not have a recorded vote on Proposals 4 and 5. Therefore, we urge you to cast your vote with respect to all proposals using the revised proxy card enclosed with this Supplement or by one of the other methods described above.

What can I do if I change my mind after I vote?

        If you are a stockholder of record, you can revoke your proxy before it is exercised by:

  •
  written notice of revocation to the Company's Secretary at CVR Energy, Inc., 2277 Plaza Drive, Suite 500, Sugar Land, Texas 77479;

  •
  timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

  •
  attending the Annual Meeting and voting in person by ballot.

        If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question "How do I vote in accordance with the Board's recommendations?" above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

How can I attend the Annual Meeting?

        You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the Record Date (April 17, 2018) or you hold a valid proxy for the Annual Meeting as described in the previous questions. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date (April 17, 2018), such as your most recent account statement prior to the Record Date

(April 17, 2018), a copy of the voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (281) 207-3200 to obtain directions to vote in person at the Annual Meeting.

What votes need to be present to hold the Annual Meeting?

        Under our Amended and Restated By-Laws, the presence, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock issued and outstanding on the Record Date (April 17, 2018) entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. Although not expected, if a quorum is not present or represented, we may adjourn and reschedule the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.

  What vote is required to approve each proposal?

Proposal 1: Elect Seven Directors	The affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the Annual Meeting is required to elect directors (meaning that the seven nominees for director who receive the most votes "FOR" their election will be elected).
Proposal 2: Ratify Selection of Independent Auditors
The affirmative vote of a majority of the votes present in person or by proxy and entitled to vote at the Annual Meeting is required for the proposal to ratify the selection of Grant Thornton as CVR Energy's independent registered public accounting firm for 2018 to be approved.
Proposal 3: Non-binding, Advisory Vote on Named Executive Officer Compensation ("Say-on-Pay")
The affirmative vote of a majority of the votes present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Say-on-Pay proposal. However, the vote is non-binding and CVR Energy will not be required to take any action as a result of the outcome of the vote.
Proposal 4: Approve the Written Consent Proposal	The affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon is required to approve the written consent proposal.
Proposal 5: Approve the Share Issuance Proposal	The affirmative vote of a majority of the votes present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the share issuance proposal.

How are votes counted?

        In the election of directors, your vote may be cast "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your vote will have no effect on the election of such nominee. For all other proposals, your vote may be cast "FOR" or "AGAINST" or you may "ABSTAIN." If you "ABSTAIN" from voting with respect to any of these proposals, it has the same effect as a vote "AGAINST" the proposal. If you sign your voting instruction form with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your voting instruction form with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

        A broker "non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Under current NYSE rules, a broker, bank or other nominee may exercise discretionary voting power for the ratification of the selection of Grant Thornton and, therefore, no broker non-votes are expected for this proposal. However, your broker, bank or other nominee will not be permitted to exercise discretion to vote your shares for the election of directors, the Say-on-Pay proposal, the written consent proposal or the share issuance proposal. Directors are elected by a plurality vote and, therefore, shares subject to a broker non-vote with respect to the election of directors will have no effect on the election of nominees. Shares subject to a broker non-vote with respect to the Say-on-Pay proposal and the share issuance proposal are not considered to be entitled to vote at the Annual Meeting and, therefore, will have no effect on these proposals. Shares subject to a broker non-vote with respect to the written consent proposal will have the same effect as votes "AGAINST" this proposal.

Where can I find the voting results?

        We will publish voting results in a current report on Form 8-K that we will file with the Securities and Exchange Commission ("SEC") within four business days following the Annual Meeting. If on the date of this filing the inspector of election for the Annual Meeting has not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent amended Form 8-K filing within four business days after the final voting results are known.

Whom should I call if I have any questions?

        If you have any questions about the Annual Meeting or your ownership of CVR Energy common stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Telephone: (800) 937-5449
Website Address: www.astfinancial.com

PROPOSAL 4
APPROVAL OF THE WRITTEN CONSENT PROPOSAL

The Proposal

        On May 28, 2018, our Board of Directors unanimously adopted a resolution to amend Article IX of our Charter, subject to stockholder approval, to permit our stockholders to take action by written consent where we have obtained the written consent of not less than the minimum number of votes that would be necessary to authorize the action at a meeting where all shares entitled to vote are present and voted, as permitted by Section 228(a) of the Delaware General Corporation Law (the "DGCL"). If the proposed amendment is approved, our Charter would be amended to repeal the provisions of the current Article IX of the Charter. No change will be made to the other provisions of our Charter or to the rights and privileges of our common stock as a result of the proposed amendment. If the proposed amendment is approved, the Board will make conforming changes to the Amended and Restated Bylaws consistent with the proposed amendment to the Charter. The purpose of Proposal 4 is to provide the Company with greater flexibility in the manner in which matters may be approved by the Company's stockholders.

        Section 228(a) of the DGCL sets forth the default rule governing the ability of stockholders to act by written consent and provides in pertinent part that "unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted." Article IX of the Charter currently provides that "[a]ny action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be effected only upon the vote of the stockholders at an annual or special meeting duly called and may not be effected by written consent of the stockholders, provided that such actions may be effected by written consent of the stockholders if Goldman, Sachs & Co., Kelso & Company and their respective affiliates (collectively, the "Sponsors") collectively beneficially own more than 35.0% of the outstanding shares of Common Stock."

        Article IX of the Charter currently limits stockholders from acting by written consent unless the Sponsors maintain certain beneficial ownership requirements. However, because the Sponsors are no longer beneficial owners of the requisite amount of the Company's common stock, the limited right to act by written consent for stockholders as included in Article IX is inoperable. As a result, Article IX effectively prohibits stockholders from acting by written consent. The proposed amendment to Article IX would repeal Article IX, in which case the default rule of Section 228(a) of the DGCL would permit the Company's stockholders to act by less than unanimous written consent.

Reasons for Proposal

        Our Board believes that the proposed amendment would be in the best interests of our Company and its stockholders. It will allow us, in situations where we can obtain the requisite consent in writing, to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a stockholder meeting for the purpose of approving the action. Furthermore, prohibiting stockholders from taking action by written consent could delay or defer a takeover attempt that stockholders may consider in their best interests, including attempts that might result in a premium over the market price for the shares held by the stockholders. This prohibition may also make it more difficult to remove incumbent management. The Board believes that in such cases where stockholders representing the requisite number of votes necessary to authorize an action have already consented to a given action, the stockholder meeting becomes a formality that utilizes time and resources that are better spent on other corporate functions.

Effects of Approval of Proposal

        If Proposal 4 is approved by the Company's stockholders, actions otherwise required to be taken at an annual or special meeting of stockholders could be taken pursuant to Section 228 of the DGCL without a meeting and without prior notice to all stockholders if approved by written consent of holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, subject to certain rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These actions could include, among other things, amendments to the Company's Charter, mergers, consolidations, sales of assets and other matters that require the approval of the Company's stockholders. Other than as described in this Proxy Statement, no such matters are being contemplated at this time.

        As noted elsewhere in this proxy statement, our Board has determined that we are a controlled company under the rules of the NYSE because Icahn Enterprises L.P. ("IEP") and its affiliates currently own approximately 82% of our outstanding common stock. Accordingly, if stockholders approve this Proposal 4, IEP and its affiliates will be able to unilaterally determine matters submitted to a vote of stockholders, such as approval of significant corporate transactions, including the share issuance proposal described below in Proposal 5.

The Proposed Amendment

        If this Proposal 4 is approved by the Company's stockholders at the Annual Meeting, the entire Article IX of the Charter will be amended to read as follows:

        "~~Section 9.1 Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be effected only upon the vote of the stockholders at an annual or special meeting duly called and may not be effected by written consent of the stockholders, provided that such actions may be effected by written consent of the stockholders if Goldman, Sachs & Co., Kelso & Company and their respective affiliates (collectively, the "Sponsors") collectively beneficially own more than 35.0% of the outstanding shares of Common Stock.~~

        [Reserved.]"

Vote Required and Recommendation of the Board

        The affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon is required to approve the written consent proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF
THE WRITTEN CONSENT PROPOSAL.

PROPOSAL 5
APPROVAL OF THE SHARE ISSUANCE PROPOSAL

The Proposal

        We are seeking stockholder approval, for purposes of Section 312.03 of the NYSE Listed Company Manual, to issue up to 23,537,209 shares of CVR Energy common stock in connection with our offer to exchange up to 37,154,236 common units of CVR Refining, LP ("CVR Refining"), not otherwise directly or indirectly owned by CVR Energy or its affiliates, for shares of CVR Energy common stock at an exchange ratio of one CVR Refining common unit for 0.6335 shares of CVR Energy common stock (the "Exchange Offer") upon the terms and conditions set forth in our Registration Statement on Form S-4, as filed with the SEC on May 29, 2018 (the "Registration Statement"), the related joint prospectus/offer to exchange and related letter of transmittal. The exact number of shares of our common stock to be issued in the Exchange Offer will depend on the number of CVR Refining common units tendered in the Exchange Offer. As discussed below, stockholder approval of this Proposal 5 is one of the conditions to our obligation to consummate the Exchange Offer.

The Exchange Offer

        In the Exchange Offer, we are offering to acquire up to 37,154,236 outstanding common units of CVR Refining, not otherwise directly or indirectly owned by CVR Energy or its affiliates, in exchange for shares of our common stock, as more fully described in the Registration Statement. The Exchange Offer is conditioned upon, among other things, a minimum of number of CVR Refining common units having been validly tendered and not properly withdrawn such that, following the consummation of the Exchange Offer, the general partner of CVR Refining (the "general partner") and entities affiliated with the general partner (which affiliates include CVR Energy and affiliates of IEP) will own more than 80% of the outstanding common units of CVR Refining (the "minimum tender condition"). As of the date hereof, there were 147,600,000 common units of CVR Refining outstanding and CVR Energy and its affiliates (including affiliates of IEP) beneficially owned 103,065,764 common units of CVR Refining, representing approximately 69.8% of the outstanding common units, and CVR Energy indirectly owned the general partner.

        If we acquire the maximum 37,154,236 common units of CVR Refining in the Exchange Offer, CVR Energy and its affiliates (including affiliates of IEP) will hold approximately 95% of the outstanding common units of CVR Refining. If the minimum tender condition is satisfied, CVR Energy and its affiliates (including affiliates of IEP) will hold more than 80% of the outstanding common units of CVR Refining, which would permit the general partner and its affiliates to exercise the call right described below. As of the date hereof, IEP and its affiliates owned approximately 82% of our outstanding common stock and intend to approve the issuance of the shares of CVR Energy common stock pursuant to the Exchange Offer as provided in this Proposal 5.

        The purpose of the Exchange Offer is to increase our ownership in CVR Refining. Upon the completion of the Exchange Offer in accordance with its terms and conditions, CVR Refining will continue to be listed on the NYSE and subject to the periodic reporting requirements of the Exchange Act. However, if the Exchange Offer is consummated in accordance with its terms, CVR Energy and its affiliates (including affiliates of IEP) will beneficially own over 80% of the outstanding common units of CVR Refining. Pursuant to the partnership agreement of CVR Refining, once the general partner and its affiliates own more than 80% of the common units of CVR Refining, the general partner and its affiliates will have the right, but not the obligation, to purchase all, but not less than all, of the common units of CVR Refining held by unaffiliated unitholders of CVR Refining at a price not less than their then-current market price, as calculated pursuant to the terms of the partnership agreement. The general partner and its affiliates (including CVR Energy and IEP and its affiliates) have no current plans to exercise the call right at this time or upon the consummation of the Exchange Offer. However, there can be no assurance that the general partner and its affiliates will not exercise the call right in the future.

        Our obligation to consummate the Exchange Offer is subject to several conditions as more fully described in the Registration Statement, including the following:

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  the "registration statement condition" — the Registration Statement shall have become effective under the Securities Act of 1933, as amended, no stop order suspending the effectiveness of the registration statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC, and CVR Energy shall have received all necessary state securities law or "blue sky" authorizations, if any.

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  the "stockholder approval condition" — CVR Energy's stockholders shall have approved, as and to the extent required by the NYSE, the issuance of shares of the CVR Energy's common stock pursuant to the Exchange Offer.

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  the "minimum tender condition" — a sufficient number of common units of CVR Refining shall have been validly tendered and not properly withdrawn such that, following consummation of the Exchange Offer, the general partner and entities affiliated with the general partner will own more than 80% of the common units of CVR Refining. As of the date hereof, a minimum of 15,014,237 common units of CVR Refining shall be validly tendered and not properly withdrawn to satisfy the minimum tender condition.

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  the "listing condition" — the shares of CVR Energy common stock to be issued pursuant to the offer shall have been authorized for listing on the NYSE, subject to official notice of issuance.

        CVR Refining's common units are listed on the NYSE under the symbol "CVRR." On May 25, 2018, the last full trading day before the date on which the Registration Statement was filed, the closing price of one common unit of CVR Refining as reported on the NYSE was $22.10. CVR Energy's common stock is listed on the NYSE under the symbol "CVI." On May 25, 2018, the last full trading day before the date on which the Registration Statement was filed, the closing price of one share of CVR Energy common stock as reported on the NYSE was $43.61. Based on the exchange ratio and the closing prices above, the Exchange Offer had a value of $27.63 per CVR Refining common unit, representing a 25% premium over the closing price of the common units on May 25, 2018. Based on the exchange ratio for the Exchange Offer, we estimate that if the maximum of 37,154,236 common units are exchanged pursuant to the Exchange Offer, exchanging unitholders of CVR Refining would own, in the aggregate, approximately 21.3% of the outstanding shares of CVR Energy common stock and if the minimum of 15,014,237 common units are exchanged pursuant to the Exchange Offer, exchanging unitholders of CVR Refining would own, in the aggregate, approximately 9.9% of the outstanding shares of CVR Energy common stock after the consummation of the exchange. The value of the Exchange Offer will change as the market prices of CVR Energy common stock and CVR Refining common units fluctuate during the offer period and thereafter, and may be different from the price set forth above at the time CVR Refining unitholders participating in the Exchange Offer receive their shares of CVR Energy common stock and thereafter.

        Our Board of Directors believes that authorizing the issuance of the common stock in connection with the proposed Exchange Offer is in the best interests of our stockholders because it allows us to increase our ownership of CVR Refining. Neither CVR Energy nor CVR Refining is making any recommendation with respect to whether CVR Refining unitholders should participate in the Exchange Offer.

Effects of Approval of Proposal

        Authorizing the issuance of common stock will not ensure that the proposed Exchange Offer will be consummated or that it will be accepted by CVR Refining unitholders. We plan to conduct the Exchange Offer on the terms and conditions set forth in the Registration Statement, the related joint prospectus/offer to exchange and related letter of transmittal. In addition, if we proceed with the proposed Exchange Offer, we intend to file with the NYSE an application to list the shares of common stock issued in connection with the exchange. The CVR Energy common stock issued in the Exchange Offer would dilute the percentage ownership of the holders of our common stock currently outstanding, and their resale could have an adverse effect on the trading price of our common stock. We urge you to carefully read the Registration Statement, the related joint prospectus/offer to exchange and related letter of transmittal, including the "Risk Factors" section of the joint prospectus/offer to exchange contained in the Registration Statement, before you make any decision regarding this proposal.

Related Party Interests

        See the section entitled "Certain Relationships and Related Party Transactions" of the Proxy Statement for information regarding related party transactions between the Company, CVR Refining, IEP and their respective affiliates. CVR Energy and its subsidiaries own 97,315,764 common units of CVR Refining, representing approximately 65.9% of the outstanding common units of CVR Refining. IEP and its subsidiaries own 5,750,000 common units of CVR Refining, representing approximately 3.9% of the outstanding common units of CVR Refining. After reasonable inquiry and to our knowledge, certain executive officers and directors of the general partner of CVR Refining and the Company intend to exchange their common units in the Exchange Offer. None of the entities affiliated with or subsidiaries of the Partnership intend to exchange their common units in the Exchange Offer.

NYSE Stockholder Approval Requirement

        Our common stock is listed on the NYSE and, as a result, we are subject to the rules of the NYSE. We believe that the Exchange Offer may result in the issuance of more than 20% of our currently outstanding shares of common stock. As a result, stockholder approval of the issuance is required by Section 312.03 of the NYSE Listing Company Manual. Section 312.03 of the NYSE Listed Company Manual requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exchangeable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock or securities convertible into or exercisable for common stock.

Vote Required and Recommendation of the Board

        The affirmative vote of a majority of the votes present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the share issuance proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF
THE SHARE ISSUANCE PROPOSAL.

ANNUAL MEETING OF STOCKHOLDERS OF CVR Energy, Inc. June 13, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: Our Proxy Statement, Supplement to Proxy Statement, Amended Notice of Annual Meeting and the CVR Energy 2017 Annual Report, which includes our 2017 Annual Report on Form 10-K and financial statements, are available at http://annualreport.cvrenergy.com. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730303030000000000 7 061318 independent registered public accounting firm for 2018. 3. To approve, by a non-binding, advisory vote, our named executive 4. To approve an amendment to our Amended and Restated changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect seven directors for terms of one year each, to serve until their successors have been duly elected and qualified. NOMINEES: FOR ALL NOMINEESO Bob G. Alexander O SungHwan Cho WITHHOLD AUTHORITYO Jonathan Frates FOR ALL NOMINEESO David L. Lamp O Stephen Mongillo FOR ALL EXCEPTO Louis J. Pastor (See instructions below)O James M. Strock INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To ratify the selection of Grant Thornton LLP as the Company's FOR AGAINST ABSTAIN officer compensation ("Say-on-Pay"). FOR AGAINST ABSTAIN Certificate of Incorporation to allow stockholders to act by less than unanimous written consent. FOR AGAINST ABSTAIN 5. To approve, pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of certain shares of our common stock in connection with the Exchange Offer. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

- 0 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CVR ENERGY, INC. CVR ENERGY, INC. The undersigned hereby appoints David L. Lamp and John R. Walter and each or any of his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CVR Energy, Inc. (the "Company") to be held at 2245 Texas Drive, Suite 300, Sugar Land, Texas 77479 on Wednesday, June 13, 2018 at 10:00 a.m. (Central Time), and at any adjournments or postponements thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Important Notice Regarding the Availability of Proxy Materials.If this proxy is returned without direction being given, this proxy will be voted in accordance with the recommendations of the Board of Directors of the Company. (Continued and to be signed on the reverse side) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF CVR Energy, June 13, 2018 Inc. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote by phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. 20730303030000000000 7 061318 independent registered public accounting firm for 2018. 3. To approve, by a non-binding, advisory vote, our named executive 4. To approve an amendment to our Amended and Restated changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect seven directors for terms of one year each, to serve until their successors have been duly elected and qualified. NOMINEES: FOR ALL NOMINEESO Bob G. Alexander O SungHwan Cho WITHHOLD AUTHORITYO Jonathan Frates FOR ALL NOMINEESO David L. Lamp O Stephen Mongillo FOR ALL EXCEPTO Louis J. Pastor (See instructions below)O James M. Strock INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To ratify the selection of Grant Thornton LLP as the Company's FOR AGAINST ABSTAIN officer compensation ("Say-on-Pay"). FOR AGAINST ABSTAIN Certificate of Incorporation to allow stockholders to act by less than unanimous written consent. FOR AGAINST ABSTAIN 5. To approve, pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of certain shares of our common stock in connection with the Exchange Offer. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: Our Proxy Statement, Supplement to Proxy Statement, Amended Notice of Annual Meeting and the CVR Energy 2017 Annual Report, which includes our 2017 Annual Report on Form 10-K and financial statements, are available at http://annualreport.cvrenergy.com. COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS